UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01,2006

US ENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-86518	75-3025152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4606 FM 1960W Suite:443, Houston Texas, 77069

(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (281) 315-8895

Pitboss Entertainment Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01  -  Changes in Control of Registrant

Pitboss Entertainment Board Meeting

A meeting of the Pitboss Entertainment Inc., Board of Directors was held on February 01,2006 at the Offices of Pitboss Entertainment Inc., located at 14435 FM 2920 Tomball Texas, 77377. The President determined a quorum was present.

Items Voted and Discussed:

1.    To change the CUSIP number of Pitboss Entertainment Inc.

2.    To change the names of Pitboss Entertainment Inc. to better reflect its business.

(US ENERGY HOLDINGS INC.)

3.    To appoint CRA of America as its registered agent in Nevada.

4.    To approve a symbol change that better reflects the new name of the corporation and its business.(USEH)

5.    To establish a new board of directors at a later time that is better suited for the new business direction of the company.

6.    To accept the resignation of John D. Jarvis, Pres. & CEO;

7.    To replace the vacant positions of the PITBOSS Entertainment Inc./ US Energy Holdings board of directors with Tim Foust, President and Claude Eldridge CEO, Chairman , US Energy Holdings formally PITBOSS Inc., and TBA, Secretary US Energy Holdings formally PITBOSS Inc.

Corporate Address Changes

On February 01, 2006 the Board of Directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective March 03, 2006, stating the primary address of the corporation will be changed to:

(Main Office)

US Energy Holdings

4606 FM 1960 W, Suite:443

Houston Texas, 77069

Change of Corporate Name

On February 01, 2006, the board of directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective March 03, 2006, stating the formal corporate name that PITBOSS ENTERTAINMENT INC.., will change to:

US ENERGY HOLDINGS INC.

Change of Corporate Resident Agent

On February 01, 2006 the board of directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective March 03, 2006 stating Effective March 08, 2006 the Corporate Resident Agent will change to:

CRA OF AMERICA, INC.

3638 NORTH RANCHO DR. STE. 21

LAS VEGAS, NV 89130

Change of CUSIP Number

Effective March 08, 2006, the CUSIP and ISIN of US ENERGY HOLDINGS INC., PITBOSS ENTERTAINMENT, will change to:

Old CUSIP: 724336102

New CUSIP: 90342P102

New ISIN:  US90342P1021

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers (Chairman / CEO / Secretary).

Effective February 01, 2006, Mr. John D. Jarvis resigned from the Registrant's board of directors. With regards to his resignation, Mr. Jarvis did not make known any disagreements with the Registrant, and the Registrant is not currently aware of any disagreements that Mr. Jarvis may have had.

In February 03, 2006, the Registrant will announce the appointment of Claude Eldridge to the Registrant's board of directors as Chairman / CEO. Mr. Eldridge replaces Mr. Jarvis who stepped down from the Registrant's board. Mr. Eldridge will also assume the positions of Secretary of at US ENERGY HOLDINGS, formally Pitboss Entertainment, Inc.

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers (President).

In February 2006, the Registrant will announce the appointment of Tim Foust. to the Registrant's board of directors. Mr. Foust replaces Mr. Jarvis who stepped down from the Registrant's board. Mr. Foust will assume the position of President of US ENERGY HOLDINGS INC, formally Pitboss Entertainment, Inc.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pitboss Entertainment Inc.

February 03, 2006

/s/ John D. Jarvis

John D. Jarvis

President

US ENERGY HOLDINGS , Inc.

February 03, 2006

/s/ Claude Eldridge

Claude Eldridge

Chairman